Impairment	6 Months Ended
Jun. 30, 2025
Disclosure of impairment loss and reversal of impairment loss [abstract]
Impairment
5. Impairment

	2025				2024
Six months ended 30 June	Pre-tax amount US$m	Taxation US$m	Non-controlling interest US$m	Net amount US$m	Pre-tax amount US$m
Minerals – RTITQO	(122)	36	—	(86)	—
Aluminium – Tiwai Point	—	—	—	—	41
Aluminium – Porto Trombetas (MRN)	—	—	—	—	(23)
Net impairment (charges)/reversals	(122)	36	—	(86)	18

Allocated as:
Property, plant and equipment	(122)				41
Share of profit after tax of equity accounted units	—				(23)
Net impairment (charges)/reversals	(122)				18
Six months ended 30 June				2025 US$m	2024 US$m
Comprising:
Impairment (charges)/reversals of consolidated balances				(122)	41
Impairment charges related to EAUs (pre-tax)				—	(35)
Taxation				36	49
Net impairment (charges)/reversals in the income statement				(86)	55
30 June 2025
Minerals - Rio Tinto Iron and Titanium Quebec Operations (RTITQO) and QIT Madagascar Minerals (QMM)
We progressed a business transformation at RTITQO during the period in response to challenging market conditions for our products at the Sorel site, including TiO2 and metallics. This transformation, which includes the adjustment of the business footprint to projected demand, is underway and is expected to take up to 24 months to complete its core components. We have identified these conditions as an impairment trigger and have therefore performed an impairment test for the cash-generating unit which comprises the mines and processing facilities at RTITQO (in Canada) and QMM (in Madagascar).
We expect the transformation programme to result in significant improvements in operating costs, including opportunities to reduce carbon emissions and therefore carbon costs. However for the purposes of this test, a risk adjustment has been applied to reduce the forecast cash flows to reflect a market participant perspective that the value of the projected initiatives may not fully deliver the expected benefit.
Using a fair value less cost of disposal methodology and discounting real-terms post-tax cash flows at an effective rate of 7.6% we have determined the recoverable amount to be US$1,780 million. This has resulted in a pre-tax impairment charge of US$122 million (post-tax US$86 million) and has been allocated to property, plant and equipment in Canada.
To further illustrate the sensitivity of the impairment outcome to the cost of carbon, the post-tax net present value of the cash-generating unit would be US$250 million lower if the carbon tax per tonne was increased by 25% from 2040 with all other valuation inputs remaining unchanged. To mitigate this risk, management has identified programmes which we expect to reduce the carbon emissions of these operations and therefore reduce the forecast carbon cost to the RTITQO business.
5. Impairment (continued)
30 June 2024
In 2024, we recorded an impairment reversal of US$41 million at Tiwai Point (NZAS) as well as an impairment charge at Porto Trombetas (MRN) of US$35 million pre-tax and US$23 million post-tax (which was included within our share of profit after tax of equity accounted units).
Details of these items are described in the Annual Report on Form 20-F 2024.